SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2019

MERCHANTS BANCORP

(Exact name of registrant as specified in its charter)

Indiana	001-38258	20-5747400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11555 N. Meridian Street, Suite 400, Carmel, Indiana 46032

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 569-7420

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see : General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03      Material Modification to Rights of Security Holders.

On March 28, 2019, Merchants Bancorp (“Merchants”) issued an aggregate of shares of 2,000,000 shares of 7.00% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock, without par value (the “Series A Preferred Stock”), with a liquidation preference of $25.00 per share, which represents $50,000,000 in aggregate liquidation preference.

Under the terms of the Series A Preferred Stock, the ability of Merchants to declare or pay any dividends on, make distributions with respect to, or to redeem, purchase or acquire, or make a liquidation payment on its common stock or any preferred stock ranking on parity with or junior to the Series A Preferred Stock, including the 8% Non-Cumulative, Perpetual Preferred Stock, without par value, liquidation preference $1,000 per share, will be subject to restrictions in the event that Merchants does not declare and pay dividends on the Series A Preferred Stock for the most recently completed dividend period.

The terms of the Series A Preferred Stock are more fully described in the Articles of Amendment relating thereto, filed with the Secretary of the State of Indiana (the “Articles of Amendment”), which are effective March 27, 2019 and establish the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions relating to the Series A Preferred Stock. A copy of the Articles of Amendment is included as Exhibit 3.2 to our Registration Statement on Form 8-A and is incorporated by reference herein.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the offering of the Series A Preferred Stock, Merchants filed the Articles of Amendment with the Secretary of the State of Indiana, establishing the authorized number of such shares as 3,500,000 and providing for the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions relating to the Series A Preferred Stock. The Articles of Amendment became effective with the Secretary of State of Indiana on March 27, 2019. The foregoing description is qualified in its entirety by reference to the Articles of Amendment, a copy of which is included as Exhibit 3.2 to our Registration Statement on Form 8-A and is incorporated by reference herein.

Item 8.01    Other Events.

On March 28, 2019, Merchants completed the issuance and sale of 2,000,000 shares of the Series A Preferred Stock, pursuant to an Underwriting Agreement, dated March 21, 2019, between Merchants, Merchants Bank of Indiana and Sandler O’Neill & Partners, L.P.  (the “Underwriting Agreement”). Pursuant to the Underwriting Agreement, Merchants has granted the Underwriter a 30-day option to purchase 300,000 additional shares of the Series A Preferred Stock. The sale of the shares of the Series A Preferred Stock was made pursuant to Merchants’ Registration Statement on Form S-3 (File No. 333-228721) (the “Registration Statement”). The legal opinion as to the legality of the shares of the Series A Preferred Stock is included as Exhibit 5.1 to this Current Report on Form 8-K and incorporated by reference herein.

On March 28, 2019, Merchants issued a press release announcing the closing of the offering. The press release has been attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

3.1

Articles of Amendment designating the 7.00% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock, which is incorporated by reference to Exhibit 3.2 to our Registration Statement on Form 8-A filed on March 28, 2019.

5.1	Opinion of Krieg DeVault LLP regarding legality of the securities being registered.

23.1	Consent of Krieg DeVault LLP (included in Exhibit 5.1).

99.1	Press Release dated March 28, 2019 issued by Merchants Bancorp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCORP

By:	/s/ Terry Oznick
Terry Oznick
Senior Vice President and General Counsel

Date:  March 28, 2019